Exhibit 99.2

Certification of the Principal Financial and Accounting Officer

Pursuant to 18 U.S.C. 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of CPB Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Neal K. Kanda, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: November 13, 2002	/s/ Neal K. Kanda
Neal K. Kanda
Vice-President, Secretary and Treasurer (Principal Financial and Accounting Officer)